Exhibit 10.1

ASSIGNMENT AND BILL OF SALE

Prepared by/return to:	Liberty Operating Company, LLC
407 West Oak Street
Laurel, Mississippi 39440
601-577-2030

Assignors:	Liberty Operating Company, LLC
407 West Oak Street
Laurel, Mississippi 39440
601-577-2030

Assignee:	Barrister Energy, LLC
531 North 5th Avenue
Laurel, Mississippi 39440
601-426-0056

Indexing Instructions to the Chancery Clerk:

Sectional Index:	Jones County, Mississippi
Township 7 North, Range 13 West:
Section 9
Section 10
Section 15
Section 16

No marginal notations required

 ASSIGNMENT AND BILL OF SALE

STATE OF MISSISSIPPI	§
§
COUNTY OF JONES	§

This Assignment and Bill of Sale (“Assignment), dated July 1, 2024 (the “Effective Time”), is made by Liberty Operating Company, LLC, whose address is 407 West Oak Street, Laurel, MS 39440 (hereinafter, collectively, “Assignor”) to Barrister Energy, LLC, a Mississippi limited liability company, with an address of 531 North 5th Avenue, Laurel, Mississippi 39440 (hereinafter “Assignee”).

In consideration of the sum of Ten Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignors do hereby grant, bargain, sell, convey, assign, deliver and specially warrant unto Assignee, its successors and assigns, all of Assignors’ undivided interests in and to the following assets and properties, the “Conveyed Interests”:

(a)          the wells described in Exhibit A hereto (such wells, the ‘Wells”), and all Hydrocarbons produced therefrom or allocated thereto, whether producing, shut-in or abandoned, together with any and all rights, titles and interests of Assignors in and to the current proration units for said wells (Assignors’ interest in such units the “Units”.

(b)          all equipment, material and items of personal property described in Exhibit B hereto and any other equipment, machinery, fixtures and other real or personal property, operational or nonoperational, known or unknown, located on any of the Units that are used or held for use primarily in connection with the Wells, including, but not limited to, well equipment, casing, tubing, pumps, motors, machinery, platforms, rods, tanks, boilers, fixtures, compression equipment, flowlines, pipelines, gathering systems associated with the Wells, manifolds, processing and separation facilities, structures, materials, SCADA, telemetry and radio equipment, radio towers and other items on the Units Assignors’ interest in such properties, (the “Personal Property”);

(c)           the Oil, Gas and/or Mineral Leases described on Exhibit C hereto and all leasehold estates created thereby, including royalties, overriding royalties, production payments, net profit interests, carried interests and all other interests in oil, gas and minerals in place pertaining to the Units and all other oil, gas and mineral leases, if any, that cover all or any portion of the Units (Assignors’ interest in such leases and other interests as so limited, the “Leases”). To the extent any Lease and Leases include lands outside the Units, such lands and rights are hereby assigned to Assignee. The Leases, the Units and the Wells are collectively referred to hereinafter as the “Properties” or individually as a “Property”;

(d)          to the extent that they may be assigned, all rights-of-way and easements that are used primarily in connection with the ownership or operation of any of the Properties;

(e)           to the extent assignable, all Applicable Contracts pertaining to the Properties and all rights thereunder; and

(f)            all files, books, records, information and data directly pertaining to the Conveyed Interests in Assignors’ possession or control or to which Assignors have a right, including title records, abstracts, title opinions, curative documents, title certificates, interpretive data, computer records including extracts from certain databases including land, production, and accounting databases, production records, severance tax records, geological and geophysical data, geologic/geophysical interpretations and raw or processed geophysical data (including magnetic tapes, field notes, seismic lines, analyses and similar data or information) and interpretations therefrom, reservoir and well information, but excluding any files, books, records, information and data (i) to the extent that the disclosure or transfer thereof is prohibited by third party agreement (provided that Assignors inform Assignee of such restriction and shall request waivers of such restriction to the extent requested by Assignee) or applicable laws and regulations, (ii) relating to Assignors’ business generally, (iii) constituting work product of Assignors’ legal counsel (other than title opinions) and (iv) relating to the negotiation and consummation of the sale of the Properties (collectively, the “Records”); provided, however, that Assignors may retain copies of the Records as may be necessary for litigation, tax, accounting or auditing purposes or as otherwise may be required by applicable laws and regulations.

(g)          All reservations of record from previous owners are expressly excepted from this assignment

The following are expressly excepted from this assignment and are reserved to the Assignors (the “Excepted ltems”):

(a)	all reservations of record from previous owners;

(b)           all data and records relating to the sale of the Conveyed Interests, including bids received from, and records of negotiations with, any party other than Assignee;

(c)           all corporate, financial, tax, legal (including all work product of, and attorney-client communications with, Assignors’ legal counsel) and other business data and records of Assignors that relate to Assignors’ businesses generally;

(d)           all trade credits, all accounts, all receivables and all other proceeds, income or revenues attributable to the Conveyed Interests and attributable to any period of time prior to the Effective Time;

(e)           all claims and causes of action of Assignors arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds and all audit rights);

(f)            all claims of Assignors for refunds of, credits attributable to, loss carry forwards with respect to (i) Asset Taxes attributable to any period (or portion thereat) ending prior to the Effective Time, (ii) Income Taxes, or (iii) Taxes attributable to the Excluded Assets;

(g)           all hydrocarbons produced and sold from the Conveyed Interests with respect to all periods prior to the Effective Time;

(h)           all of Assignors’ or any of their affiliates’ proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(i)            all data, information and agreements that cannot be disclosed to Assignee as a result of confidentiality arrangements under agreements with third parties; and

(j)            all rights and interests of Assignors or any of their affiliates (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards arising prior to the Effective Time.

It is the intent of Assignors to convey and, for the same consideration, Assignors do hereby convey all of Assignors’ mineral interests, royalty interests, interests in the mineral leasehold estate of whatever kind or character, and oil, gas and mineral leases pertaining to the Units, subject to the reservation by Assignors of the Excepted Items described above.

Assignors covenant and agree that they will specially warrant and defend title to the Conveyed Interests unto Assignee against each and every person lawfully claiming the whole or any part thereof, by, through, or under Assignors, but not otherwise. Further, this Assignment is made by Assignors with the right of full substitution and subrogation of Assignee in and to all covenants and warranties heretofore given or made by others with respect to the Conveyed Interests. EXCEPT AS PROVIDED IN THIS PARAGRAPH, ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW OR BY THE USE OF THE WORD “GRANT”, “BARGAIN”, “SELL,” “CONVEY”, “ASSIGN,” “DELIVER,” OR OTHER WORDS OF GRANT ARE HEREBY EXPRESSLY WAIVED AND DISCLAIMED BY THE ASSIGNEE.

TO HAVE AND TO HOLD the Conveyed Interests unto Assignee and its successors and assigns, forever, subject, however, to the covenants, terms and conditions set forth below.

As part of the consideration for this Assignment and Bill of Sale, Assignee accepts all responsibility and liability for the following:

(a)           The environmental condition of the Conveyed Interests, including but not limited to, all existing and prospective claims, causes of action, fines, losses, costs and expenses, including but not limited to, costs to clean up or remediate, in accordance with applicable law.

(b)          Assignee shall assume and pay, perform, fulfill and discharge all claims, costs, expenses, liabilities and obligations accruing or relating to the owning, developing, exploring, operating or maintaining of the Conveyed Interests or the producing, transporting and marketing of Hydrocarbons from the Conveyed Interests, relating to periods before, on and after the Effective Time.

(c)          All “Abandonment Obligations” which shall mean (i) the obligation to plug and abandon the Wells; (ii) the removal of structures, facilities, foundations, wellheads, tanks, pipelines, flowlines, pumps, compressors, separators, heater-treaters, valves, fittings and equipment and machinery of any nature and all materials contained therein, located on the tank battery facility site or used in connection with the Conveyed Interests; (iii) the clearance, restoration, and remediation of the wellsites on which the Wells are located; (iv) the removal, remediation and abatement of any petroleum material, any contamination or pollution (including without limitation, spilling, leaking, pumping, pouring, emitting, emptying, discharging, leaching, dumping or disposing of any chemical substances, pollutant, contaminant, toxic substance, radioactive material, hazardous substance, naturally occurring radioactive material (“NORM”), waste, saltwater, crude oil, or petroleum product) of the surface (including surface water), air or any vessel, piping, equipment, tubing or subsurface strata associated with the Conveyed Interests, all in accordance with or as required by applicable agreements, implied or express, including without limitation, leases, unit agreements, operating agreements, by law, regulation, order, permit, judgment, or decree.

(d)          All obligations arising under any agreements covering or relating to the Conveyed Interests, and all claims for breach of warranties disclaimed below.

Except as to the special warranty of title in favor of Assignees, the Conveyed Interests are being assigned and conveyed without any other warranty, express, implied or statutory. All tangible personal property included in the Conveyed Interests is assigned and conveyed “AS IS, WHERE IS,” and Assignors MAKE NO, AND DISCLAIM ANY, REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AND WHETHER BY COMMON LAW, STATUTE, OR OTHERWISE, AS TO (i) MERCHANTABILITY, (ii) FITNESS FOR ANY PARTICULAR PURPOSE, (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS AND (iv) CONDITION. The Parties agree that the preceding disclaimers of warranty are “conspicuous” disclaimers for purposes of any applicable law, rule or order.

The Conveyed Interests are assigned by Assignors and accepted by Assignee subject to the terms and conditions of all leases, assignments, contracts and agreements affecting the Conveyed Interests.

This Assignment and Bill of Sale may be executed by the Parties hereto in any number of counterparts, each of which shall be deemed an original instrument for all purposes and all of which together shall constitute one instrument. The various counterparts may be combined for recording purposes.

This Assignment and Bill of Sale shall be effective as of July 1, 2024 at 12:01 a.m. local time (the “Effective Time”).

SIGNED, SEALED and DELIVERED on this the 23rd day of AUGUST, 2024.

Assignor: Liberty Operating Company, LLC	Assignee: Barrister Energy, LLC

By: /s/ William Edwin Wildman	By: /s/ William R. Downs
William Edwin Wildman, Jr.	William R. Downs

Its: Member/Manager	Its: Manager

***ACKNOWLEDGEMENTS ON FOLLOWING PAGE***

STATE OF MISSISSIPPI

COUNTY OF JONES

This day personally appeared before me, the undersigned authority in and for the State of Mississippi at large, the within named William Edwin Wildman, Jr., who is known by me to be Member /Manager of Liberty Operating Company, LLC, a Mississippi Limited liability company, and who acknowledged before me that, being knowledgeable as to the terms and provisions of the within and foregoing Assignment and Bill of Sale, he this day executed same, doing so in said capacity for and on behalf of said limited liability company and doing so with full authority.

Witness my signature and seal of office this the 30th  day of August, 2024.

/s/ Concetta Brooks, Chancery Clerk
Notary Public

My commission expires:
January 3rd 2028

STATE OF LOUISIANA

COUNTY OF CADDO

This day personally appeared before me, the undersigned authority in and for the State of Louisiana at large, the within named William R. Downs, who is known by me to be the Manager of Barrister Energy, LLC, a Mississippi limited liability company, and who acknowledged before me that, being knowledgeable as to the terms and provisions of the within and foregoing Assignment and Bill of Sale, he this day executed same, doing so in said capacity for and on behalf of said limited liability company and doing so with full authority.

Witness my signature and seal of office this the 23rd  day of August, 2024.

/s/ Belinda C. Sloan
Notary Public

My commission expires:
AT DEATH

This page intentionally left blank

EXHIBIT A

Description of

Wells

Well Name:	Miller-Price #1 W.I. 1.0 N.R.I. .750933396
API # :	23-067-20528-01
Field:	Pine Grove Field, Jones County, Mississippi
Location:	577 feet from the South line, 822 feet from the West line, Section 10, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Miller-Price #2 W.I. 1.0 N.R.I. .750933396
API # :	23-067-20538
Field:	Pine Grove Field, Jones County, Mississippi
Location:	727 feet from the South line and 820 feet from the West line of Section 10, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Price Trust 15-4 #1 W.I. 1.0 N.R.I. .74850075
API # :	23-067-20643-1
Field:	Pine Grove Field, Jones County, Mississippi
Location:	264 from the North line and 200 feet from the West line of Section 15, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Miller-Board of Education 16-1 #1 W.I. 1.0 N.R.I. .74669762
API # :	23-067-20535 W.I. 1.0 N.R.I.
Field:	Pine Grove Field, Jones County, Mississippi
Location:	750 feet from the North line and 1050 feet from the East line of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Board of Education 16-7 #1 W.I. 1.0 N.R.I. .7485
API # :	23-067-20565
Field:	Pine Grove Field, Jones County, Mississippi
Location:	1886 feet from the North line and 2492 feet from the East line of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Board of Education 16-11 #1 W.I. 1.0 N.R.I. .7485
API # :	23-067-20578
Field:	Pine Grove Field, Jones County, Mississippi
Location:	1492 feet from the South line and 1415 feet from the West line of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Flowers #1 W.I. 1.0 N.R.I. .749999998
API # :	23-067-20675
Field:	Pine Grove Field, Jones County, Mississippi
Location:	500 feet from the South line and 500 feet from the East line of Section 9, Township 7 North, Range 13 West, Jones County, Mississippi

EXHIBIT “A” (cont.)

Well Name:	K.H. Windham 10-6 #1 W.I. 1.0 N.R.I. .74850075
API # :	23-067-20560
Field:	Pine Grove Field, Jones County, Mississippi
Location:	2140 feet from the North line and 2140 feet from the West Line of Section 10, Township 7 North, Range 13 West, Jones County, Mississippi

Well Name:	Gandy Heirs 10-11 #1 W.I. 1.0 N.R.I. .749999998
API # :	23-067-20628
Field:	Pine Grove Field, Jones County, Mississippi
Location:	2159 feet from the South line and 1579 feet from the West line of Section 10, Township 7 North, Range 13 West, Jones County, Mississippi

END OF EXHIBIT “A”

EXHIBIT B

EQUIPMENT AND PERSONAL PROPERTY

K.H. Windham 10-6 #1
3- 12’X20’ 400 bbl tanks
1- 12’x25’ 500 bbl power oil tank with flume
1- 6’x28’ heater treater. 50# WP
1- National J165 triplex pump with gear reducer
1- 36”x10’ horizontal 3 phase separator. 125# WP
1- SS 6 channel pneumatic shut down panel
1- Sivalis glycol unit. 250,000 BTU burner. 10.75”x17’ packed contactor.
1440# WP
1- 2” meter run with Barton recorder

Pine Grove gas sale point
1- 10’x15’ 210 bbl tank
1- 30”x12’ vertical separator. 1500# WP

Flowers #1
1- 12’x20’ 400 bbl tank
1- 12’x25’ 500 bbl power oil tank with flume
1- National J-165 triplex pump with gear reducer
1-6’x28’ heater treater. 75# WP
1- 2’ meter run with Barton recorder

Price Trust 15-4 #1
1- 12’x20’ 400 bbl tank
1- 36”x10’ horizontal 3 phase separator. 125# WP
1- 2” meter run with Barton recorder

Price #1
2- 12’x20’ 400 bbl tanks
1- 12x25’ 500 bbl power oil tank with flume
2- 15’3”x24’ 750 bbl tanks
1- 6’x28’ heater treater. 50# WP
1- National J-165 triplex pump with gear reducer
1- 3” meter run with Barton recorder
1- 3” LACT unit complete
1- 36”x10’ horizontal 3 phase separator. 125# WP. On skid
1- glycol unit. 250,000 BTU burner. 24”x25’ 8 trayed contactor. 1440# WP

BOE 16-11 #1
1- 12’x20’ 400 bbl tank

BOE 16-7 #1
3- 12’x20’ 400 bbl tanks
1- 6’x28’ heater treater. 50# WP
1- 24”x 8’ horizontal 3 phase separator. 1440# WP
1- 2” meter run with Barton recorder
1- SS 6 channel pneumatic shut down panel

BOE 16-1 #1
1- 5’x12’ Sivalls line heater with 10,000# choke. 1.5 MMBTU burner. SN 91230
1- 36”x15’ horizontal 3 phase separator. 1440# WP. Skid mounted with 3” meter run and Barton recorder
1- Plunger Lift System

Gandy Heirs 10-11 #1
3- 12’x20’ 400 bbl tanks
1- 12’x25’ 500 bbl power oil tank with external mounted flume and downcomer. (Top is patched)
1- OHI J165 triplex pump with gear reducer. SN 24708
1 6’x28’ heater treater. 50# WP
1- 20”x10’ horizontal 3 phase separator 14403 WP. SSN 57603-05-01
1- 30”x10’ horizontal 3 phase separator. 1440# WP. Skid mounted. SN 24464
1- 5’x12’ Sivalls line heater with 10,000” choke. 1.5 MMBTU burner. SN 91228. 1995 year model
1- 3” meter run with Barton recorder

Pipe Line: Field Gathering line to Laurel Fuels sales point (see plat)

EXHIBIT A (cont.)

10
T7N - R13W
SW/4 SEC. 10
±160 Ac. Unit
1022'
822'
200'
BHL
Price No. 1
Surface Location
El. 305.1
N: 696625
E: 355942
577'
577'

RECEIVED

MAR 16 2001

STATE OIL &
GAS BOARD

DRILLING UNIT

NOTE: Coordinates Based On Transverse Mercator-Mississippi East Zone NAD27.

WELL LOCATION

FOR

MILLER EXPLORATION COMPANY

SECTION 10, T7N - R13W

JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE - JACKSON, MISSISSIPPI

0 1000 2000 3000

SCALE IN FEET

MARCH 13, 2001

PAT A. MARTIN
CERTIFIED ENGINEERING SERVICE
Land Surveyor
#1666
STATE OF MISSISSIPPI

BY Pat A. Martin

4603/19-21 MILL35

9
T7N - R13W
10
T7N - R13W
Location
Price No. 2
El. 307.1
X= 355937
Y= 696782
E/2 W/2 SE SE
(±10 AC.)
E/2 SE SE
(±20 AC.)
Drilling Unit
±80 Ac.
820'
593'
830'
125'
S.L.
B.H.L.
Price
727'
SW SW
(±40 AC.)
W/2 SE SW
(±10 AC.)
N

DRILLING UNIT-

NOTE: Coordinates Based On Transverse Mercator-Mississippi East Zone NAD27.

PAT A. MARTIN
Registered Land Surveyor
STATE OF MISSISSIPPI

CERTIFIED
ENGINEERING SERVICE

BY *Pat A. Martin*

WELL LOCATION

FOR

MILLER EXPLORATION COMPANY
SECTION 10, T7N – R13W
JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – JACKSON, MISSISSIPPI

0 1000 2000 3000
SCALE IN FEET

JANUARY 21, 2002

4676/11-13 MILL44

Surface Location
X= 355317
Y= 695791
LAT.= 31.57893'
LONG.= 89.29792'
SL
B.H.L.
MILLER
PRICE
±1360'
426'
S64°38'E-394.8'
S26°47'W-186.1'
1211'
±955'
440.8'
SL
MILLER
Miller-B.O.E.
16-1
NW NW
(±40 AC.)
B.H.L. (As-Drilled)
Price Trust 15-4, No. 1
X= 355674
Y= 695622
LAT.= 31.57847'
LONG.= 89.29678'
E/2 W/2 NE/4
(±40 AC.)
E/2 NE/4
(±80 AC.)
S.T.H.
X= 355233
Y= 695625
LAT.= 31.57848'
LONG.= 89.29819'
MILLER
B.O.E. 16-7
DRILLING UNIT
±160 AC.
16
T7N - R13W
15
T7N - R13W
N

DRILLING UNIT - - - - - -

NOTE: Coordinates Based On Transverse Mercator. NAD27-Ms. East Zone.

NOTE: As-Drilled Bottom Hole & Side Track Hole Information Suppled by Bean Resources, Inc.

WELL LOCATION

FOR

BEAN RESOURCES, INC.
SECTION 15, T7N - R13W
JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE - JACKSON, MISSISSIPPI

CERTIFIED
ENGINEERING SERVICE

0 1000 2000 3000
SCALE IN FEET

JULY 14, 2010
REVISED: NOVEMBER 16, 2010

BY ______________________

10-J-0134 6171/20-21 BEAN60

750'
930'
1050'
NW NW (±40 AC.)
E/2 W/2 NE/4 (±40 AC.)
E/2 NE/4 (±80 AC.)
Location
Miller-Board Of Education 16-1, No. 1
DRILLING UNIT ±160 AC.
16
T7N - R13W
15
T7N - R13W
N

RECEIVED

SEP 06 2001

STATE OIL & GAS BOARD

WELL LOCATION

FOR

MILLER EXPLORATION COMPANY

SECTION 16, T7N – R13W

JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – JACKSON, MISSISSIPPI

0 1000 2000 3000

SCALE IN FEET

DRILLING UNIT

NOTE: Proposed Well Location Plotted Without Survey Plat Only.

PAT A. MARTIN Registered Certified Surveyor #1660 ENGINEERING SERVICE STATE OF MISSISSIPPI

BY Pat A. Martin 23-067-20535 AUGUST 30, 2001

PO MILL41

UNION PRODUCING
Jones County
BEAN
Miller-Bd Of Education
16-1
1886'
±1840'
DRILLING UNIT
160 Ac.
2492'
TRANSCONTINENTAL
Bd Of Superve
512'
1390'
LOCATION:
Board Of Education
16-7, No. 1
Elev. ±270'
X=352,626
Y=694,167
LAT. 31.57444° N
LON. 89.30654° W
16
T7N – R13W
UNION OIL
Bd Of Superve

RECEIVED
SEP 14 2004
STATE OIL & GAS BOARD

DRILLING UNIT ————

NOTE: Coordinates Based On Transverse Mercator–Mississippi East Zone NAD27.

The Drilling Unit Shown Hereon Lies Totally Within The Confines Of A Rectangle 2890' X 3620'.

PAT A. MARTIN
Registered
CERTIFIED
ENGINEERING SERVICE
#1660
STATE OF MISSISSIPPI

BY Pat A. Martin

WELL LOCATION

FOR

BEAN RESOURCES, INC.

SECTION 16, T7N – R13W

JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – MOBILE, ALABAMA

0 1000 2000 3000

SCALE IN FEET

AUGUST 19, 2004 REV. 9-13-04

2938/28 04M-5108 BEAN12 A5064

RE:	BEAN RESOUCES, INC. WELL LOCATION BOARD OF EDUCATION 16-7, NO. 1 SECTION 16, T 7 N - R 13 W JONES COUNTY, MISSISSIPPI

DESCRIPTION OF WELL LOCATION:

1886.0 feet from the North line and 2492.0 feet from the East line of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi.

SECTION 16, T 7 N - R 13 W, JONES COUNTY, MISSISSIPPI

DESCRIPTION OF DRILLING UNIT:

Commencing at the Northeast corner of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi; Run thence Westerly along the North line of said Section 16 for 1980.0 feet, more or less, to the Point of beginning; thence Southerly along the West line of the drilling unit now assigned to the Miller-Board of Education 16-1, No. 1 Well and its extension thereof for 3276.0 feet; thence. Westerly and perpendicular to said 16-1 Unit for 2127.5 feet, more or less; thence Northerly and parallel to the West line of said 16-1 Unit for 3276.0 feet, more or less; thence Easterly along the North line of said Section 16 for 2127.5 feet, more or less, to the point of beginning.

The above described tract is situated in Section 16, Township 7 North, Range 13 West, Jones County, Mississippi and contains 160.0 acres.

STATE OIL & GAS BOARD

UNION PRODUCING
Jones County
BEAN
Miller-Bd Of Education
16-1
TRANSCONTINENTAL
Bd Of Superva
BEAN
Bd Of Education
16-7
16
T7N - R13W
±2355'
UNION OIL
Bd Of Superva
1415'
526'
1492'
DRILLING UNIT
160 Ac.
LOCATION:
Board Of Education
16-11, No. 1
Elev. ±200'
X=351,259
Y=692,250
LAT. 31.56915' N
LON. 89.31090' W
N

DRILLING UNIT ▬▬▬▬

NOTE: Coordinates Based On Transverse Mercator–Mississippi East Zone NAD27.

The Drilling Unit Shown Hereon [illegible] Totally Within The Confines Of A [illegible] 2890' X 3620'.

EDGAR RUSSELL McDILL
REGISTERED PROFESSIONAL
LAND SURVEYOR
PLS-02682
STATE OF MISSISSIPPI

CERTIFIED
ENGINEERING SERVICE

BY [signature]
EDGAR RUSSELL McDILL
MISSISSIPPI LICENSE NO. 02682

WELL LOCATION
FOR
BEAN RESOURCES, INC.
SECTION 16, T7N – R13W
JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – MOBILE, ALABAMA

0 1000 2000 3000
SCALE IN FEET

SEPTEMBER 22, 2005

2970/23.24 06M–5004 BEAN17 A5486

RE:	BEAN RESOUCES, INC. WELL LOCATION BOARD OF EDUCATION 16-11, NO. 1 SECTION 16, T 7 N - R 13 W JONES COUNTY, MISSISSIPPI

DESCRIPTION OF WELL LOCATION:

1492.0 feet from the South line and 1415.0 feet from the West line of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi.

SECTION 16, T 7 N - R 13 W, JONES COUNTY, MISSISSIPPI

DESCRIPTION OF DRILLING UNIT:

Beginning at the Southwest corner of Section 16, Township 7 North, Range 13 West, Jones County, Mississippi; Run thence Northerly along the West line of said Section 16 for 2022.9 feet, more or less; thence Easterly along the South line of the drilling unit now assigned to the Bean Resources, Inc.-Board of Education 16-7 Well and its’ extensions thereof for 3454.6 feet, more or less; thence Southerly and parallel to the West line of said Section 16 for 2012.1 feet, more or less; thence Westerly along the South line of said Section 16 for 3454.6 feet, more or less, to the point of beginning.

The above described tract is situated in Section 16, Township 7 North, Range 13 West, Jones County, Mississippi and contains 160.0 acres.

N
9
T7N — R13W
SE/4 Sec. 9
±160 Ac. Unit
Surface Location
Flowers No. 1
El. 301.3
X= 354617
Y= 696555
LAT.= 31.58103'
LONG.= 89.30018'
500'
500'
N50°57'W—463.5'
140'
208'
B.H.L.
X= 354977
Y= 696263
LAT.= 31.58023'
LONG.= 89.29902'
SL
OH
1
STH BEAN
Price Trust 15-4

PINE GROVE FIELD

DRILLING UNIT ————

NOTE: Coordinates Based On Transverse Mercator—Mississippi East Zone NAD27.

WELL LOCATION

FOR

BEAN RESOURCES, INC.

SECTION 9, T7N — R13W

JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE — JACKSON, MISSISSIPPI

0 1000 2000 3000

SCALE IN FEET

OCTOBER 3, 2012

REVISED: AUGUST 19, 2013

PAT A. MARTIN Registered Land Surveyor CERTIFIED ENGINEERING SERVICE STATE OF MISSISSIPPI

BY *Pat A. Martin*

13-J-0012 6239/71 BEAN67

NW/4
±160 Ac.
2140'
2140'
530'
500'
LOCATION:
K.H. Windham et al 10-6, No. 1
Elev. ±300'
X=357,216.3
Y=899,213.6
LAT. 31.58836° N
LON. 89.29187° W
PRUET HAYNES
10
T7N – R13W
±2870'
MILLER PRICE
BEAN PRICE
SL

DRILLING UNIT

NOTE: Coordinates Based On [illegible] Mercator—Mississippi [illegible] 27.

WELL LOCATION

FOR

BEAN RESOURCES, INC.
SECTION 10, T7N – R13W
JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – MOBILE, ALABAMA

0 1000 2000 3000
SCALE IN FEET

JANUARY 21, 2004

EDGAR RUSSELL McDILL REGISTERED PROFESSIONAL LAND SURVEYOR PLS-02682 STATE OF MISSISSIPPI

CERTIFIED
ENGINEERING SERVICES

BY
EDGAR RUSSELL McDILL, P.L.S.
MISSISSIPPI LICENSE NO. 02682

PRUET HAYNES
BEAN
K.H. Windham Et Al 10-6
10
T7N - R13W
1579'
984'
SW/4 SEC. 10
±160 Ac. Unit Ac.
823'
Surface Location
X= 358696
Y= 698214
LAT.= 31.58561°
LONG.= 89.29353°
BASAL HOSS MID PERFS
15554, 15436 TVD
517'
BHL
Gandy Heirs
10-11, No. 1
X= 357240
Y= 697037
LAT.= 31.58238°
LONG.= 89.29177°
2159'
982'
MILLER PRICE
SL
BASAL HOSS MID PERFS
15410, 15398 TVD
N

DRILLING UNIT ±160 AC.

NOTE: Bottom Hole And Mid Perforations Information Supplied By Bean Resources, Inc.

NOTE: Coordinates Based On Transverse Mercator—Mississippi East Zone NAD27.

WELL LOCATION

FOR

BEAN RESOURCES, INC.
SECTION 10, T7N – R13W
JONES COUNTY, MISSISSIPPI

BY

ENGINEERING SERVICE – JACKSON, MISSISSIPPI

0 1000 2000 3000
SCALE IN FEET

APRIL 28, 2010

CERTIFIED ENGINEERING SERVICE

BY ____________________

09-J-0050 6093/1-2 BEAN59

END OF EXHIBIT A

EXHIBIT B

EQUIPMENT AND PERSONAL PROPERTY

K.H. Windham 10-6 #1

3- 12’X20’ 400 bbl tanks

1- 12’x25’ 500 bbl power oil tank with flume

1- 6’x28’ heater treater. 50# WP

1- National J165 triplex pump with gear reducer

1- 36”x10’ horizontal 3 phase separator. 125# WP

1- SS 6 channel pneumatic shut down panel

1- Sivalis glycol unit. 250,000 BTU burner. 10.75”x17’ packed contactor. 1440# WP

1- 2” meter run with Barton recorder

Pine Grove gas sale point

1- 10’x15’ 210 bbl tank

1- 30”x12’ vertical separator. 1500# WP

Flowers #1

1- 12’x20’ 400 bbl tank

1- 12’x25’ 500 bbl power oil tank with flume

1- National J-165 triplex pump with gear reducer

1-6’x28’ heater treater. 75# WP

1- 2’ meter run with Barton recorder

Price Trust 15-4 #1

1- 12’x20’ 400 bbl tank

1- 36”x10’ horizontal 3 phase separator. 125# WP

1- 2” meter run with Barton recorder

Price #1

2- 12’x20’ 400 bbl tanks

1- 12x25’ 500 bbl power oil tank with flume

2- 15’3”x24’ 750 bbl tanks

1- 6’x28’ heater treater. 50# WP

1- National J-165 triplex pump with gear reducer

1- 3” meter run with Barton recorder

1- 3” LACT unit complete

1- 36”x10’ horizontal 3 phase separator. 125# WP. On skid

1- glycol unit. 250,000 BTU burner. 24”x25’8 trayed contactor. 1440# WP

BOE 16-11 #1

1- 12’x20’ 400 bbl tank

BOE 16-7 #1

3- 12’x20’ 400 bbl tanks

1- 6’x28’ heater treater. 50# WP

1- 24”x 8’ horizontal 3 phase separator. 1440# WP

1- 2” meter run with Barton recorder

1- SS 6 channel pneumatic shut down panel

BOE 16-1 #1

1- 5’x12’ Sivalls line heater with 10,000# choke. 1.5 MMBTU burner. SN 91230

1- 36”x15’ horizontal 3 phase separator. 1440# WP. Skid mounted with 3” meter run and Barton recorder

1- Plunger Lift System

Gandy Heirs 10-11 #1

3- 12’x20’ 400 bbl tanks

1- 12’x25’ 500 bbl power oil tank with external mounted flume and downcomer. (Top is patched)

1- OHI J165 triplex pump with gear reducer. SN 24708

16’x28’ heater treater. 50# WP

1- 20”x10’ horizontal 3 phase separator 14403 WP. SSN 57603-05-01

1- 30”x10’ horizontal 3 phase separator. 1440# WP. Skid mounted. SN 24464

1- 5’x12’ Sivalls line heater with 10,000” choke. 1.5 MMBTU burner. SN 91228. 1995 year model

1- 3” meter run with Barton recorder

Pipe Line: Field Gathering line to Laurel Fuels sales point (see plat)

PLAT FOR
BEAN RESOURCES, INC.
SECTIONS 9, 10 & 15, T7N – R13W
BY

Exhibit B Pipeline

END OF EXHIBIT B

EXHIBIT C

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Dan M. Gandy	M.H. Phillips	0.00	03/06/98	470	290
Dan M. Gandy	Bean Resources, Inc.	26.66	01/24/01	523	317
Martha G. Bennett	M.H. Phillips	0.00	03/06/98	470	286
Martha G. Bennett	Bean Resources, Inc.	26.66	01/24/01	523	315
Margaret G. Vanderford, et vir	M.H. Phillips	0.00	03/07/98	470	296
Margaret G. Vanderford, et vir	Bean Resources, Inc.	26.66	01/24/01	523	324
Nancy B. Akers	M.H. Phillips	0.00	03/07/98	470	284
John A. Black, Jr.	M.H. Phillips	0.00	03/08/98	470	288
Ruth D. Hymers	M.H. Phillips	0.00	03/09/98	470	292
Ruth D. Hymers	M.H. Phillips	4.50	01/25/01	523	451
Herchel L Price, etux	M.H. Phillips	0.00	03/10/98	470	294
Herchel L Price, etux	Bean Resources, Inc.	35.00	01/23/01	523	224
Charles E. Day	Bryant G. Miller	0.00	06/05/98	472	560
Zula Day Carpenter	Bryant G. Miller	0.00	06/05/98	472	558
Gough-Smith Credit Shelter Trust	Bryant G. Miller	0.00	06/05/98	472	566
Gough-Smith Credit Shelter Trust	Bean Resources, Inc.	8.75	01/25/01	523	462
Moak Heirs Trust	Bryant G. Miller	0.00	06/10/98	472	568
Moak Heirs Trust	Bean Resources, Inc.	4.69	01/22/01	523	321
Boteler & Sons	Bryant G. Miller	0.00	06/11/98	472	554
Boteler & Sons	Bean Resources, Inc.	2.00	01/26/01	523	220
Wise Oil Corporation	Bryant G. Miller	0.00	06/15/98	472	574
Wise Oil Corporation	Bean Resources, Inc.	5.00	01/22/01	524	154
Lewis D. Copeland	M.H. Phillips	0.00	06/17/98	471	26
Arlene L. Copeland	M.H. Phillips	0.00	06/17/98	471	28
David Copeland, etal	Bean Resources. Inc.	0.00	08/16/04	617	463
Charles C. Myrick, et ux	M.H. Phillips	0.00	06/17/98	471	30
Charles C. Myrick, et ux	Bean Resources, Inc.	0.00	02/05/01	523	453
Hilda Boyd Waggoner	Bean Resources, Inc.	0.00	06/23/98	472	571
Hilda Boyd Waggoner	Bean Resources, Inc.	0.00	08/12/04	617	547
T. Mack Brabham, etal	Bryant G. Miller	0.00	07/01/98	472	556
T. Mack Brabham, etal	Bean Resources, Inc.	1.25	01/26/01	523	464
Board of Education, Jones Co., MS	James M. Hansen	400.00	01/04/99	472	402
Martha A. Day	Bean Resources, Inc.	0.10	10/18/00	523	130
Lynn M. Gardner	Bean Resources, Inc.	0.87	10/16/00	523	132
Alfred Black, etux	Shell Onshore Ventures, Inc.	110.00	05/16/63	100	545
Josephine May	Bean Resources, Inc.	0.31	10/16/00	523	319
Jannes E. Ford	Bean Resources, Inc.	0.00	01/23/01	523	222
William W. Allred	Bean Resources, Inc.	0.28	03/08/01	523	446
Howard Collins	Bean Resources, Inc.	0.67	03/05/01	525	449
Mary Jo Tubbs	Bean Resources. Inc.	0.67	03/05/01	523	457
Mildred McKeller	Bean Resources, Inc.	0.67	03/05/01	523	455
Margaret J. Alford	Bean Resources, Inc.	0.10	10/18/00	523	313
Mervin F. Stockman	Bean Resources, Inc.	1.00	03/20/01	523	466
Earnest Price, Jr.	Bean Resources, Inc.	1.00	03/06/01	523	490
Eileen Brown Trust, Mary Vinson Tr	W.B. Dickerson, Jr.	3.46	03/26/97	445	496
Lynn Beard Ashford	Bryant G. Miller	3.34	07/18/01	524	92

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Sarah F. Brannon	Bryant G. Miller	0.00	07/18/01	524	94
Richard C. Mays	Bryant G. Miller	0.00	07/18/01	524	96
Kathy A. Belote	Bryant G. Miller	0.00	07/18/01	524	98
Virginia F. Bates	Bryant G. Miller	0.00	07/18/01	524	100
James H. Ford	Bryant G. Miller	0.00	07/18/01	524	102
Jan Beard	Bryant G. Miller	3.33	07/18/01	524	104
Doris H. Crosby	Bryant G. Miller	0.00	07/12/01	524	106
Doris H. Crosby	Bryant G. Miller	8.00	07/12/01	524	109
Lauranne F. Doggett	Bryant G. Miller	0.00	07/18/01	524	112
Thomas M. Haynes	Bryant G. Miller	8.00	07/12/01	524	114
Thomas M. Haynes	Bryant G. Miller	0.00	07/12/01	524	117
John T. Haynes	Bryant G. Miller	5.34	08/06/01	524	120
F. Kari Hube	Bryant G. Miller	20.00	07/12/01	524	123
Billie Lee	Bryant G. Miller	0.00	07/18/01	524	125
Judy Runnels May, etal	Bryant G. Miller	0.00	07/18/01	524	127
W.B. Meek, Agent & A-I-F for Patsy	Bryant G. Miller	16.00	07/12/01	524	130
Jean L. Richie	Bryant G. Miller	8.00	07/12/01	524	133
Jean L. Richie	Bryant G. Miller	0.00	07/12/01	524	136
Eugene F. Runnels	Bryant G. Miller	0.00	07/18/01	524	139
Michelle L. Seal	Bryant G. Miller	0.00	07/18/01	524	141
The Allar Co. & EG3, Inc.	Bryant G. Miller	40.00	07/12/01	524	143
The Allar Co. & EG3, Inc.	Bryant G. Miller	0.00	07/12/01	524	147
Tormin, Inc.	Bean Resources, Inc.	0.00	07/26/01	524	151
Tormin, Inc.	Bean Resources, Inc.	0.00	07/26/01	524	152
Tormin, Inc.	Bean Resources, Inc.	0.00	07/26/01	524	153
Karen H. Windham	Bryant G. Miller	20.00	07/12/01	524	157
Katherine A. Williams	Bryant G. Miller	33.34	07/18/01	524	159
Julius M. Hamilton	Bryant G. Miller	0.00	07/18/01	524	161
Virginia F. Walker	Bryant G. Miller	0.00	07/18/01	524	163
Lenora F. Wilson	Bryant G. Miller	0.00	07/18/01	524	165
Rosa Lynn Zeringue	Bryant G. Miller	0.00	07/18/01	524	167
Marilyn L. Anspaugh	Bryant G. Miller	5.34	08/06/01	524	190
Karen J. Curtis	Bryant G. Miller	5.34	08/06/01	524	193
Wallace McDermitt	Enron Oil & Gas Co.	0.00	05/06/98	471	325
Eunice M. Creel	Enron Oil & Gas Co.	0.00	09/22/98	471	585
Lois M. Humphrey	Enron Oil & Gas Co.	0.00	09/22/98	471	595
Sybil S. Smith	Enron Oil & Gas Co.	0.00	09/24/98	471	599
Susie Y. Little	Enron Oil & Gas Co.	0.00	05/06/98	471	635
Jewelie C. Stewart	Enron Oil & Gas Co.	0.00	05/06/98	471	637
Elaine W. Clinton, etal	Enron Oil & Gas Co.	0.00	05/06/98	471	639
Herbert G. Clinton	Enron Oil & Gas Co.	0.00	05/06/98	471	641
Quillie Y. Warren	Enron Oil & Gas Co.	0.00	05/06/98	471	645
Kearney Clinton	Enron Oil & Gas Co.	0.00	05/06/98	471	647
A. James Yates	Enron Oil & Gas Co.	0.00	05/06/98	471	649
Beatrice Y. Rhodes	Enron Oil & Gas Co.	0.00	05/06/98	471	651
Ethel L. Fortenberry	Enron Oil & Gas Co.	0.00	05/01/98	471	653

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Gertie Y. Smith	Enron Oil & Gas Co.	0.00	05/06/98	471	655
W.R. Rowell	Enron Oil & Gas Co.	0.00	05/06/98	471	657
Calvin L. Williams, etux	Enron Oil & Gas Co.	6.67	10/10/96	471	402
Patricia M. Shoemaker	Enron Oil & Gas Co.	4.67	10/15/96	451	381
Martha E. Turan	Enron Oil & Gas Co.	4.67	10/15/96	451	393
Col. W.R. Harrell, Jr.	Enron Oil & Gas Co.	3.38	10/18/96	451	423
Betty H. Bass	Enron Oil & Gas Co.	1.13	10/18/96	451	433
Norma Dean A. Hodges	Enron Oil & Gas Co.	0.10	10/14/98	471	608
George A. Alford	Enron Oil & Gas Co.	0.10	10/14/98	471	610
Geary S. Alford	Enron Oil & Gas Co.	0.10	10/14/98	471	612
Marais, a Limited Partnership	Enron Oil & Gas Co.	1.73	10/13/98	471	614
Howard W. Alford	Enron Oil & Gas Co.	0.10	10/14/98	471	616
Zula D. Carpenter	Enron Oil & Gas Co.	1.04	05/07/98	471	629
Charles E. Day	Enron Oil & Gas Co.	0.83	05/07/98	471	643
Nancy S. Campbell, etal	Enron Oil & Gas Co.	0.87	10/16/98	488	204
PBR Properties JV	Enron Oil & Gas Co.	4.33	10/07/98	488	220
Randall P. Alford	Enron Oil & Gas Co.	0.10	10/14/98	488	223
Prentiss K. Alford	Enron Oil & Gas Co.	0.10	10/14/98	488	238
Deborah P. Richardson	Enron Oil & Gas Co.	0.49	06/18/98	471	320
David Penton	Enron Oil & Gas Co.	0.28	06/18/98	471	329
Joe T. Flowers	Enron Oil & Gas Co.	0.00	05/13/98	471	305
Joe T. Flowers, etus	Bean Resources, Inc.	0.00	09/29/04	617	485
Miller T. Flowers	Enron Oil & Gas Co.	0.00	05/13/98	471	307
Dana F. Welch, etvir	Enron Oil & Gas Co.	0.00	05/13/98	471	309
Dana F. Welch, etvir	Bean Resources, Inc.	0.00	09/29/04	617	553
Carroll C. Flowers, etux	Enron Oil & Gas Co.	0.00	05/13/98	471	311
Carroll C. Flowers, etux	Bean Resources, Inc.	0.00	10/27/04	617	480
Jason T. Flowers, etux	Enron Oil & Gas Co.	0.00	05/13/98	471	313
Jason T. Flowers, etux	Bean Resources, Inc.	0.00	09/29/04	617	482
Nancy B. Akers	Enron Oil & Gas Co.	0.00	06/16/98	471	318
John A. Black, Jr.	Enron Oil & Gas Co.	0.00	06/18/98	471	316
Jaynie Ford Harrison	Bean Resources, Inc.	0.00	11/06/01	524	388
Joe Ford	Bean Resources, Inc.	0.00	11/06/01	524	386
Board of Education, Jones Co., MS	Bean Resources, Inc.	240.00	11/05/01	524	383
Howard W. Alford	Bean Resources, Inc.	0.02	09/25/01	524	290
Geary S. Alford	Bean Resources, Inc.	0.02	09/25/01	524	294
George A. Alford	Bean Resources, Inc.	0.02	09/25/01	524	296
Prentis K Alford	Bean Resources, Inc.	0.02	09/25/01	524	292
Norma Dean Alford Hodges	Bean Resources, Inc.	0.02	09/25/01	524	303
Randall P. Alford	Bean Resources, Inc.	0.02	09/25/01	524	346
Nancy S. Campbell, Agent & A-I-F	Bean Resources, Inc.	0.29	09/24/01	524	298
PBR Properties Joint Venture	Bean Resources, Inc.	1.44	09/24/01	524	311
Marais, a Limited Partnership	Bean Resources, Inc.	0.58	09/24/01	524	309
Randell Sellers, etux	Bryant G. Miller	0.00	09/01/04	617	534
Wayne Laird	Bean Resources, Inc.	0.00	09/07/01	524	307
Linda L. Robinson	Bean Resources, Inc.	0.00	09/07/01	524	354

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
William H. Easton, II	Bryant G. Miller	0.00	07/18/01	524	301
Jerry Max Lee, Jr.	Bryant G. Miller	0.00	07/18/01	524	305
Anita Lee McKnight	Bryant G. Miller	0.00	07/18/01	524	402
Cindy Lee Short	Bryant G. Miller	0.00	08/05/01	524	314
James H. Ford., Sr. Successor Gua	Bryant G. Miller	0.00	10/16/01	524	351
Wayne Myrick, for and on behalf of	Bryant G. Miller	0.00	10/16/01	524	348
Wayne M. Knight, etux	McKellar Petroleum Investmer	0.00	08/03/01	537	139
John Aultman	Bean Resources, Inc.	0.00	08/12/02	538	114
Robert Aultman	Bean Resources, Inc.	0.00	08/12/02	538	125
Joe T. Flowers, Jr.	Bean Resources, Inc.	0.00	09/29/04	617	487
Carroll C. Flowers, etux	Bean Resources, Inc.	0.00	11/15/04	617	478
Ruby May Gibson	Inland Energy Co.	0.00	12/10/04	617	492
Sybil S. Smith	Inland Energy Co.	0.00	11/23/04
Dorothy Barnett	Inland Energy Co.	0.00	12/24/04	617	459
Beatrice Y. Rhodes Bishop	Inland Energy Co.	0.00	11/23/04	617	461
Patricia Humphrey	Inland Energy Co.	0.00	12/13/04
David Humphrey	Inland Energy Co.	0.00	12/13/04
Tommy Morea	Inland Energy Co.	0.00	12/13/04
Quillie Y. Warren	Inland Energy Co.	0.00	12/23/04	617	550
Kearney Clinton	Inland Energy Co.	0.00	11/20/04	617	474
Mary Etta Sokovich	Inland Energy Co.	0.00	12/10/04	617	537
Jewelle C. Stewart	Inland Energy Co.	0.00	11/23/04	617	539
Herbert G. Clinton	Inland Energy Co.	0.00	12/16/04	617	472
Gloria Ann Kreidler	Inland Energy Co.	0.00	12/13/04
Woodie Yates	Inland Energy Co.	0.00	01/03/05	617	562
Dean Jackson	Inland Energy Co.	0.00	12/13/04
Martha Francis Norris	Inland Energy Co.	0.00	01/19/05
Mary Loyce Jones	Inland Energy Co.	0.00	01/19/05
Margie Greenlee	Inland Energy Co.	0.00	01/11/05	617	494
Harold W. Keller	Inland Energy Co.	0.00	12/20/04	617	507
Timothy Keller	Inland Energy Co.	0.00	12/20/04	617	509
Ruby Wright	Inland Energy Co.	0.00	01/11/05	617	554
Tammy Keller	Inland Energy Co.	0.00	12/13/04	617	515
Clovis Rowell	Inland Energy Co.	0.00	11/23/04
Betty Rowell Kelly	Inland Energy Co.	0.00	11/22/04
Calvin Robertson	Inland Energy Co.	0.00	12/10/04	617	527
W.R. Rowell	Inland Energy Co.	0.00	11/23/04
Tammy B. Sullivan	Inland Energy Co.	0.00	01/04/05	617	541
Audrey McDermitt	Inland Energy Co.	0.00	02/28/05	617	517
Elaine W. Clinton, etal	Inland Energy Co.	0.00	02/24/05	617	470
Lettie Jewell McDermitt	Inland Energy Co.	0.00	02/28/05	617	519
Rhonda Yates, Agent and A-I-F for	Inland Energy Co.	0.00	02/22/05	617	556
John A. Black, Jr.	Bean Resources, Inc.	0.00	03/31/05	617	120
Akers Minerals, LLC	Bean Resources, Inc.	0.00	03/31/05	617	118
Howard C. Collins	Inland Energy Co.	0.00	04/29/05	617	476
Mary Jo Tubbs	Inland Energy Co.	0.00	04/29/05	617	545

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Mildred C. McKellar	Inland Energy Co.	0.00	04/29/05	617	521
Willie O. Flowers, etux	Inland Energy Co.	0.00	05/26/05	617	489
Janet W. Johnson	Inland Energy Co.	0.00	07/08/05	617	502
Barbara Ann W. Byrd	Inland Energy Co.	0.00	07/08/05	617	467
Lisa S. Thompson	Inland Energy Co.	0.00	07/12/05	617	543
Patricia Humphrey	Inland Energy Co.	0.00	07/26/05	617	498
Grant L. Jones, Sr., etal	Inland Energy Co.	0.00	08/05/05	617	505
Betty Rowelt Kelly	Inland Energy Co.	0.00	07/26/05	617	511
Clovis Rowell	Inland Energy Co.	0.00	07/26/05	617	531
Tommy Morea	Inland Energy Co.	0.00	07/26/05	617	523
Dean Jackson	Inland Energy Co.	0.00	07/26/05	617	500
Martha Francis Norris	Inland Energy Co.	0.00	07/26/05	617	525
W.R. Rowell	Inland Energy Co.	0.00	08/01/05	617	529
David Humphrey	Inland Energy Co.	0.00	07/26/05	617	496
Sybil S. Smith	Inland Energy Co.	0.00	07/26/05	617	535
Gloria Ann Kreidler	Inland Energy Co.	0.00	07/26/05	617	513
Sandra H. Little	Bean Resources, Inc.	0.00	09/30/05	618	129
Marcia H. Bryant	Bean Resources, Inc.	0.00	09/30/05	618	127
D. Michael Howard	Bean Resources, Inc.	0.00	09/30/05	618	125
Jimmy Creel	Bean Resources, Inc.	0.00	10/04/05	618	123
Lonnie Creel	Bean Resources, Inc.	0.00	10/05/05	618	121
Grace Clark	Bean Resources, Inc.	0.00	10/13/05	618	101
Hurman Creel	Bean Resources, Inc.	0.00	10/13/05	618	107
Charles Creel	Bean Resources, Inc.	0.00	10/12/05	618	111
Leon Creel	Bean Resources, Inc.	0.00	10/13/05	618	103
Howard Creel	Bean Resources, Inc.	0.00	10/13/05	618	109
Wayne Creel	Bean Resources, Inc.	0.00	10/13/05	618	113
Hazel House	Bean Resources, Inc.	0.00	10/13/05	618	105
Jewel Brooks	Bean Resources, Inc.	0.00	10/12/05	618	115
Jolene Ramsey	Bean Resources, Inc.	0.00	10/07/05	618	117
Robert Sims	Bean Resources, Inc.	0.00	10/07/05	618	119
David Howard	Bean Resources. Inc.	0.00	10/04/05	618	154
Maxine Warren	Bean Resources. Inc.	0.00	10/27/05	618	152
Bonnie Faye McDermit Brister	Bean Resources, Inc.	0.00	10/26/05	618	163
Linda McDermit Whitehead	Bean Resources, Inc.	0.00	10/26/05	618	165
Kenneth W. Rutland	Bean Resources, Inc.	0.00	10/28/05	618	239
Tammy R. Spear	Bean Resources, Inc.	0.00	12/05/05	618	305
Rachel L. Byrd Trust	Bean Resources, Inc.	0.00	11/23/05	618	312
Tony McDermitt	Bean Resources, Inc.	0.00	11/14/05	618	358
Catherine Price Revocable Trust	Bean Resources, Inc.	0.00	01/20/06	618	364
Prentis K. Alford	Inland Energy Co.	0.00	04/17/06	618	666
James Cooley, Sr., etal	Inland Energy Co.	0.00	04/17/06	618	656
Benjamin Cooley, III,etal	Inland Energy Co.	0.00	04/17/06	618	658
Karen S. Ford	Inland Energy Co.	0.00	04/10/06	618	660
Josephine May	Inland Energy Co.	0.00	04/06/06	618	668
Black Stone Acquisitions Partners, I	Inland Energy Co.	0.00	03/23/06	618	662

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Ellen P. Lowe	Inland Energy Co.	0.00	03/31/06	618	654
Deborah P. Richardson	Inland Energy Co.	0.00	04/20/06	618	672
Eileen Brown Trust	Inland Energy Co.	0.00	04/07/06	618	652
Todd M. Kringen	Inland Energy Co.	0.00	04/06/06	618	670
Wise Oil Corp.	Inland Energy Co.	0.00	04/11/06
Nancy S. Campbell, Indiv & A-I-F	Inland Energy Co.	0.00	06/02/06	618	674
Thomas M. Brabham	Inland Energy Co.	0.00	06/13/06	618	664
Jack B. Brabham	Inland Energy Co.	0.00	06/28/06	620	489
Joe E. Brabham	Inland Energy Co.	0.00	06/28/06	620	487
Carroll C. Flowers, etux	Bean Resources, Inc.	0.00	02/28/07	620	371
Joe T. Flowers, etux	Bean Resources, Inc.	0.00	02/28/07	620	367
Dana F. Welch, et vir	Bean Resources, Inc.	0.00	02/28/07	620	363
Jason T. Flowers	Bean Resources, Inc.	0.00	02/28/07	620	359
Jared Firmin, etux	Bean Resources. Inc.	0.00	02/28/07	620	355
Carroll C. Flowers,etux	Bean Resources, Inc.	0.00	02/28/07	620	351
John A. Black, Jr.	Bean Resources, Inc.	0.00	02/27/07	620	349
Randell Sellers, etux	Bean Resources, Inc.	0.00	03/07/07	620	346
Joe T. Flowers, etux	Bean Resources, Inc.	0.00	03/07/07	620	374
Akers Minerals, LLC	Bean Resources, Inc.	0.00	02/23/07	620	377
Assignment of ORRI-M. Phillips to			01/29/07	619	627
Janice L. Brown, etal	Bean Resources, Inc.	0.00	03/07/07	620	343
Joe Ford	Bean Resources, Inc.	0.00	04/17/07	620	338
Jaynie M. Ford Harrison	Bean Resources, Inc.	0.00	04/17/07	620	336
James E. Ford	Bean Resources, Inc.	0.00	04/17/07	620	334
Wayne M. Knight, etux	Bean Resources, Inc.	0.00	03/30/07	620	340
Hilda Boyd Waggoner	Bean Resources, Inc.	0.00	04/06/07	620	331
Wayne M. Knight, etux	Bean Resources, Inc.	0.00	08/06/08	1080	3044
Bonnie P. Knight	Enron Oil & Gas Co.	0.00	10/15/96	451	324
Wise Oil Corp.	Bean Resources, Inc.	5.00	04/28/09	10902258
PBR Properties Joint Venture	Bean Resources, Inc.	2.88	05/19/09	10902539
William Wallace Allred	Bean Resources, Inc.	0.09	06/22/09	10902407
Assignment of OG&ML-EOG to Bea			06/16/09	10902422
Surface Dmg & ROW-Trenna Ganc	Bean Resources, Inc.		04/27/09
Surface Dmg & ROW-Gandy Famil	Bean Resources, Inc.		04/27/09
Lisa Bailey	Bean Resources, Inc.	1.74	09/19/09
Selina Jean Barnard	Bean Resources, Inc.	3.48	10/13/09
Dorothy Barnett	Bean Resources, Inc.	3.48	09/19/09
Marcia H. Bryant	Bean Resources, Inc.	0.43	10/24/09
Herbert G. Clinton	Bean Resources, Inc.	3.48	10/27/09
Kerney R. Clinton	Bean Resources, Inc.	3.48	10/27/09
Elaine W. Clinton	Bean Resources, Inc.	0.87	10/24/09
Phillip W. Clinton	Bean Resources, Inc.	0.87	10/24/09
Tommy Clinton	Bean Resources, Inc.	0.87	10/24/09
Jimmy Creel	Bean Resources, Inc.	0.29	10/22/09
Lonnie Creel	Bean Resources, Inc.	0.29	10/22/09
Leon Creel	Bean Resources, Inc.	0.29	10/22/09

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
Margie Greenlee	Bean Resources, Inc.	0.29	09/19/09
Ruby Mae Gipson	Bean Resources, Inc.	1.16	10/14/09
Hazel House	Bean Resources, Inc.	0.29	09/19/09
D. Michael Howard	Bean Resources, Inc.	0.43	10/23/09
David Lee Howard	Bean Resources, Inc.	0.43	10/23/09
David Humphrey	Bean Resources, Inc.	0.58	09/19/09
Patricia Humphrey Crays	Bean Resources, Inc.	0.58	09/19/09
Dean Jackson	Bean Resources, Inc.	0.58	09/19/09
Gloria Ann Kreidler	Bean Resources, Inc.	0.58	09/19/09
Sandra H. Little	Bean Resources, Inc.	0.43	10/24/09
Judy Lofton	Bean Resources, Inc.	1.74	10/13/09
Mildred Luckey	Bean Resources, Inc.	1.74	10/13/09
Audrey McDermitt, etal	Bean Resources, Inc.	3.48	09/19/09
Paulette C. McLaurin	Bean Resources, Inc.	0.87	10/24/09
Tommy Morea	Bean Resources, Inc.	0.58	09/19/09
Martha Francis Norris	Bean Resources, Inc.	1.74	09/19/09
Jolene Ramsey	Bean Resources, Inc.	3.48	09/19/09
Calvin Robertson	Bean Resources, Inc.	1.16	10/14/09
Clovis Rowell	Bean Resources, Inc.	3.48	09/18/09
W.R. Rowell	Bean Resources, Inc.	3.48	09/19/09
Robert T. Sims	Bean Resources, Inc.	1.74	10/12/09
Sybil Christine Smith	Bean Resources, Inc.	1.74	09/19/09
Tammy Blair Sullivan	Bean Resources, Inc.	3.48	09/19/09
Ruby Wright	Bean Resources, Inc.	0.29	09/19/09
Woody Yates	Bean Resources, Inc.	3.48	10/13/09
Agreement & Grant to Dispose of D	Bean Resources, Inc.		09/08/09	10903428
Mary Etta Sokovich	Bean Resources, Inc.	1.16	11/10/09
Beatrice Y. Rhodes Bishop	Bean Resources, Inc.	3.48	11/10/09
Helen McDermit Patterson	Bean Resources, Inc.	0.39	11/19/09
Lettie Jewel McDermit	Bean Resources, Inc.	0.39	11/19/09
Stanley McDermit	Bean Resources, Inc.	0.39	11/20/09
John E. Harris	Bean Resources, Inc.	0.58	11/19/09
Cecelia S. Harris	Bean Resources, Inc.	1.16	11/17/09
Jewel D. Brooks	Bean Resources, Inc.	0.29	10/30/09
Grant Jones, Sr., etal	Bean Resources, Inc.	1.74	09/19/09
Grace Clark	Bean Resources, Inc.	0.29	11/09/09
Maxine Warren	Bean Resources, Inc.	0.87	11/10/09
Ralph Yates	Bean Resources, Inc.	0.01	11/23/09
Kenneth Wayne Rutland	Bean Resources, Inc.	1.30	12/01/09
David Blair Phillips	Bean Resources, Inc.	0.58	11/19/09
Elizabeth G. Pope	Bean Resources, Inc.	0.58	11/19/09
Tammy Rutland Spear	Bean Resources, Inc.	1.30	12/02/09
Timothy Keller	Bean Resources, Inc.	0.14	11/20/09
Pipeline ROW & Easement-C. Win	Bean Resources, Inc.		04/22/10	10101226
William W. Allred	Bean Resources, Inc.	0.05	07/16/10	10102275
Surface Damage, Use & ROW-Boy	Bean Resources, Inc.		07/15/10	10102452

EXHIBIT C (cont.)

LESSOR	LESSEE	NET ACRES	DATE	BOOK	PAGE
John A. Black Trust	Bean Resources, Inc.	6.00	10/19/11	11203286
Akers Minerals LLC	Bean Resources, Inc.	34.00	10/28/11	11203287
Alyne Flowers	Bean Resources, Inc.	0.50	11/07/11	11203288
Tommy and Tammie Flowers	Bean Resources, Inc.	5.77	11/07/11	11203289
Jason T. Flowers	Bean Resources, Inc.	4.27	11/07/11	11203290
Carroll and Louise Flowers	Bean Resources, Inc.	11.57	11/10/11	11203291
Dana & Frank Welch	Bean Resources, Inc.	0.50	11/10/11	11203292
Jared & Amy Firmin	Bean Resources, Inc.	2.00	10/20/11	11203293
Randell & Mary Sellers	Bean Resources, Inc.	4.24	11/21/11	11203294
Wayne Laird	Bean Resources, Inc.	0.17	11/18/11	11203295
Linda L. Robinson	Bean Resources, Inc.	0.17	11/18/11	11203296
Janice L. Brown, etal	Bean Resources, Inc.	19.33	01/31/12	11203297
Hilda Boyd Waggoner	Bean Resources, Inc.	5.20	07/25/12	11203298
Wayne Mack and Karri Knight	Bean Resources, Inc.	20.00	07/24/12	11203299
Joe Ford	Bean Resources, Inc.	1.73	08/18/12	11203300
Jaynie M. Ford Harrison	Bean Resources, Inc.	1.73	08/18/12	11203301
James E. Ford	Bean Resources, Inc.	1.73	08/18/12	11203302
Terry and Diana Flowers	Bean Resources, Inc.	5.75	11/20/12	11204087
Surface Damage, Use and Right of	Bean Resources, Inc.		11/20/12	11204088
Full, Final & Complete Release-Jar	Bean Resources, Inc.		04/23/13
Full, Final & Complete Release-Jar	Bean Resources, Inc.		04/09/13

END OF EXHIBIT C